                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ---------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 15, 1998
                                        ----------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



        Virginia                      0-25762               54-1719855
-------------------------------    ------------          -------------------
(State or other jurisdiction of    (Commission            (IRS Employer
      incorporation)                File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                23060
--------------------------------------------------             ----------
  (Address of principal executive offices)                     (Zip Code)


               (Registrant's telephone number, including area code):
                                  (804) 967-1000



          (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.       OTHER EVENTS.
              The September 1998 monthly Certificateholder's Statements to investors were distributed October 15, 1998.


ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under Exhibit
              20:

              1. September Performance Summary

              2. Series 1993-1 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              3. Series 1993-4 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              4. Series 1994-3 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              5. Series 1994-A Certificateholders' Statement for the month of September 1998.

              6. Series 1995-1 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              7. Series 1995-2 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              8. Series 1995-3 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              9. Series 1996-1 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              10.Series 1996-2 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              11.Series 1996-3 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              12.Series 1997-1 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              13.Series 1997-2 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              14.Series 1998-1 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              15.Series 1998-2 Class A and Class B Certificateholder's
                 Statements for the month of September 1998.

              16. Series 1998-3 Class A and Class B Certificateholder's
                  Statement for the month of September 1998.

              17. Trust Excess Spread Analysis





                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By:  CAPITAL ONE BANK
                                         Servicer


                                    By:  /s/ David M. Willey
                                         ------------------------------------
                                         David M. Willey
                                         Senior Vice President and Treasurer
Date:  October 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                               ------------------






                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                           SEQUENTIALLY
EXHIBIT                                                    NUMBERED
NUMBER         EXHIBITS                                    PAGE
-------        --------                                    ----------------


   1           September Performance Summary                            07

   2           Series 1993-1 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      09

   3           Series 1993-4 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      11

   4           Series 1994-3 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      13

   5           Series 1994-A Certificateholder's Statement for
               the month of September 1998                              15

   6           Series 1995-1 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      16

   7           Series 1995-2 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      18

   8           Series 1995-3 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      20

   9           Series 1996-1 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      22

   10          Series 1996-2 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      24

                                                                    Page 5 of 42

   11          Series 1996-3 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      26


   12          Series 1997-1 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      28


   13          Series 1997-2 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      30

   14          Series 1998-1 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      33


   15          Series 1998-2 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      36


   16          Series 1998-3 Class A and Class B Certificate-
               holder's Statements for the month of September 1998      39


   17          Trust Excess Spread Analysis                             42

                                                                    Page 6 of 42